Prospectus Supplement November 1, 1999

American Express Retirement Advisor VAsm
S-6467 (9/99)


The following information applies to contracts purchased in the states of Massachusetts and Washington.

1. The following bullet point is added to the "The Contract in Brief" section of the prospectus under the "Buying your contract" heading:

         o Purchase payments are limited and may not be paid after the third contract anniversary.


2. The following sentence is added to the "Buying Your Contract" section of the prospectus under the "Purchase payments" heading:

         o Purchase payments are limited and may not be paid after the third contract anniversary.


3. The following bullet point is added to the "Charges" section of the prospectus under the "Waiver of surrender charges" heading:

         o amounts surrendered after the tenth contract anniversary.



















S-6467-31A (11/99)
*Valid until next prospectus update.